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                          SUPPLEMENT DATED MAY 1, 2003
                           TO THE PROFUNDS PROSPECTUS
                                DATED MAY 1, 2003


     The following ProFunds will begin investment operations if a minimum initial investment is made in the ProFund:

Asia 30 ProFund
Airlines UltraSector ProFund
Consumer Cyclical UltraSector ProFund
Consumer Non-Cyclical UltraSector ProFund
Industrial UltraSector ProFund
Leisure Goods & Services UltraSector ProFund
Oil Drilling Equipment & Services UltraSector ProFund

     The Board of Trustees of ProFunds generally considers an initial investment of $5 million to be sufficient to warrant the opening of a ProFund. However, the Board of Trustees has authorized the officers of ProFunds, in their discretion, to permit an initial investment of a lesser amount. The ProFunds listed above may not be available for sale in all states. Please contact the ProFunds or your investment adviser to determine if such ProFunds are available for sale in your state.

     Investors should retain this supplement for future reference.